UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2006
ROCHESTER MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
One Rochester Medical Drive, Stewartville, MN 55976
(Address of principal executive offices)
Registrant’s telephone number, including area code: (507) 533-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Consent of PricewaterhouseCoopers
Consent of PricewaterhouseCoopers

     This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Rochester Medical Corporation, a Minnesota corporation (the “registrant”), filed with the Securities and Exchange Commission (the “Commission”) on June 8, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on June 2, 2006, the registrant, through its subsidiary Rochester Medical Limited, completed the acquisition of certain assets of Coloplast A/S (“Coloplast”) and Mentor Medical Limited (“MML”), pursuant to an Agreement dated as of May 17, 2006. The registrant paid a cash purchase price of $9.3 million at closing, and agreed to pay an additional $5.3 million in equal installments over five years. As provided in the Agreement, the registrant acquired certain assets, including certain trademarks, related to sales of Male External Catheters (“MECs”) in the United Kingdom. The assets also include MML’s UK Dispensing Appliance Contractor License and its sales offices and warehouse facility in Lancing, England. The registrant also purchased approximately $160,000 of inventory to be sold in the UK.
Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Mentor Medical Limited are being filed with this report:

Report of Independent Registered Public Accounting Firm

Statement of Net Sales and Certain Costs and Expenses for the Years Ended September 30, 2004 and 2005 and the 8-Month Period Ended May 30, 2006

Statement of Assets Acquired

Notes to Statements

The following financial statements of Coloplast A/S are being filed with this report:

Report of Independent Registered Public Accounting Firm

Statement of Net Sales and Certain Costs and Expenses for the Years Ended September 30, 2004 and 2005 and the 8-Month Period Ended May 30, 2006

Notes to Statements

See Annex A

(b)	Pro Forma Financial Information

Pro Forma Combined Condensed Balance Sheet as of June 2, 2006

Pro Forma Combined Condensed Statement of Operations for the Year Ended September 20, 2005

Pro Forma Combined Condensed Statement of Operations for the Eight Months Ended June 2, 2006

Notes to Pro Forma Combined Condensed Financial Statements

See Annex A

(d)	Exhibits.

	2.1	Agreement, dated May 17, 2006, between Coloplast A/S, Coloplast Limited, Mentor Medical Limited, Rochester Medical Corporation and Rochester Medical Limited (incorporated by reference to exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 14, 2006)

	23.1	Consent of PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab

	23.2	Consent of PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: August 18, 2006

ROCHESTER MEDICAL CORPORATION
By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab

23.3	Consent of PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab

ANNEX A
To the Board of Directors and Shareholders
of Coloplast A/S:
We have audited the accompanying Statements of Net Sales and Certain Costs and Expenses of the Male External Catheter Business of Mentor Medical Ltd. (now Coloplast Medical Ltd.) (the “Company”), for each of the two years in the period ended September 30, 2005 and the Statement of Assets Acquired at June 2, 2006. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Net Sales and Certain Costs and Expenses and the Statement of Asset Acquired are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements of Net Sales and Certain Costs and Expenses and the Statement of Assets Acquired. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Net Sales and Certain Costs and Expenses and the Statement of Assets Acquired. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statements of Net Sales and Certain Costs and Expenses and Statement of Assets Acquired were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 and are not intended to be a complete presentation of the Male External Catheter Business’ revenues and expenses nor its assets and liabilities.
In our opinion, the Statements of Net Sales and Certain Costs and Expenses and the Statement of Assets Acquired referred to above present fairly, in all material respects, the net sales and certain costs and expenses described in Note 1 for the Male External Catheter Business of Mentor Medical Ltd. (now Coloplast Medical Ltd.) for each of the two years in the period ended September 30, 2005 and the assets acquired at June 2, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ PRICEWATERHOUSECOOPERS STATSAUTORISERET REVISIONSAKTIESELSKAB
PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab
Copenhagen, Denmark
August 18, 2006

Male External Catheter Business of Mentor Medical Ltd.
Statement of Net Sales and Certain Costs and Expenses

			8 Month Period
	Years Ended		Ended May 30th
	September 30th		(unaudited)

	2004	2005	2006

	GBP ’000	GBP ’000	GBP ’000
Net Sales	855	893	584
Cost of Products Sold	369	335	212

Gross Margin	486	558	372

Certain Cost and Expenses:

Sales and Marketing	161	143	71
General and Administrative	96	99	65

Total Expenses	257	242	136

Excess of net sales over certain cost and expenses	229	316	236

The accompanying notes are an integral part of these statements.

Male External Catheter Business Acquired By Rochester Medical Corporation
Statement of Assets Acquired

June 2nd
2006
GBP ’000
Inventory	88
Building and equipment	730

818

The accompanying notes are an integral part of these statements.

Male External Catheter Business of Mentor Medical A/S
Notes to Statements
Note 1 Basis of Presentation
The company owns the rights to the urinsheath products in the UK which it manufactures and sells to hospitals and wholesalers and end users bases in the UK.
On June 2nd 2006 Rochester Medical Corp. acquired certain assets and rights relating to part of the male external catheter (“MEC”) business from Coloplast AS. Historically these assets had until June 2nd 2006 been in the ownership of Mentor Medical Ltd. (now Coloplast Medical Ltd.).
Separate accounts for the MEC Business Acquired by Rochester Medical Corp. (the “MEC Business”) were not historically prepared.
The accompanying statements, presented in British Pounds (“GBP”); were prepared to comply with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K to be filed by Rochester Medical Corporation and are not intended to be a complete presentation of Mentor Medical Ltd’s assets and liabilities nor its revenues and expenses. These statements are derived from Mentor Medical Ltd’s historical accounting records and using the accounting policies described in the summary of significant accounting policies below, which are in accordance with the accounting principles generally accepted in the United States. Throughout the period of these accounts the business was controlled by Mentor Medical Ltd.
Under the terms of the Acquisition Agreement, Rochester Medical Corp acquired certain tangible and intangible assets relating to the MEC Business of Mentor Medical Ltd. The acquired assets excluded accounts receivable, accounts payable and cash. All existing liabilities remained with Mentor Medical Ltd.
The MEC Business was not operated as a separate, discrete business of Mentor Medical Ltd and accordingly all financing and treasury functions were handled at Mentor Medical Ltd company level. Cash requirements of the business were provided entirely by Mentor Medical Ltd and cash generated by the MEC Business was remitted by Mentor Medical Ltd. Given these constraints, it is not possible to determine cash balances associated with the MEC Business. In addition Mentor Medical Ltd was responsible for certain liabilities related to facilities, functions and services used by the MEC Business as well as other Mentor Medical Ltd businesses. It is not possible to allocate these shared liabilities to the MEC Business.
The Statement of Net Sales and Certain Costs and Expenses includes all revenues and costs directly attributable to the MEC Business, including costs for facilities, functions and services used by the MEC Business at sites shared with other Mentor Medical Ltd operations. The results of operations also includes costs for certain functions and services performed by Mentor Medical Ltd at the corporate level including officers and employees salaries, rent, depreciation, advertising, accounting and legal services which have been allocated to the MEC Business based on a relative percentage of sales in the MEC business to the total sales in Mentor Medical Ltd. The only costs excluded from the Statement of Net Sales and Certain Costs and Expenses relate to certain corporate overhead, interest expenses and tax.
The accompanying Statement of Assets Acquired reflects the assets acquired by Rochester Medical Corp. at the historically carrying values of the assets in Mentor Medical Ltd. as of June 2, 2006.

Statements of cash flows and statements of stockholders’ equity are not presented as Rochester Medical Corporation did not acquire all of the assets nor assume any liabilities of the MEC Business, and the preparation of such financial information is not practical given the nature of the Statements and the limited amount of information available.
All of the allocations and estimates in the Financial Statements are based on assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs that would have resulted if the MEC Business had been operated as a separate entity.
NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Use of estimates in the preparation of financial statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is recognized in accordance with SAB 101, Revenue Recognition in Financial Statements, as amended by SAB No. 104, Revenue Recognition. Revenue for sales of the MEC products is recognized when substantially all the risks and rewards of ownership have transferred to the customer, which occurs on the date of shipment.
Sales Returns
Sales returns are accounted for in accordance with SFAS 48 by establishing an accrual in an amount equal to management’s estimate of sales recorded for which the related products are expected to be returned. In all years the returns has been insignificant and accordingly no reserve has been established.
Cost of Products Sold
The costs of products sold include the cost of acquisition and shipping and handling costs.
Certain Cost and Expenses
Expenses have been allocated to the MEC Business based on a relative percentage of sales in the MEC business to the total sales in Mentor Medical Ltd.
Concentration of Credit Risk
During 2004 customer A, B, C and D accounted for 16.7%, 13.2%, 12.2% and 10.3% of revenues, respectively. During 2005 customer A, E, C, B and D accounted for 20.1%, 16.3%, 11.6%, 13.3% and 10.8% of revenues, respectively. During the 8 months period ended June 2, 2006 customer F, E, C, D and B accounted for 17.5%, 17.1%, 11.4%, 11.2% and 10.1% of revenues, respectively.

Inventories
Inventories comprise finished goods and are stated as the lower of cost, determined using the first-in, first-out method, or marked value.
Building and Equipment
Building and equipment are stated at net book value in Mentor Medical Ltd. at the date of the acquisition.
Historically building and equipment have been depreciated on a straight-line basis over the estimated useful lives of the assets. Estimated useful lives have generally been as follows:

Building	50 years
Property improvements	10 years
Equipment	3 years
NOTE 3—BUILDING AND EQUIPMENT
Building and equipment consisted of the following:

June 2nd
2006
GBP ’000
Building	719
Equipment	11

730

NOTE 4—RELATED PARTY TRANSACTIONS:
The financial statements include significant transactions with Mentor Medical Ltd involving transactions and services (cash management, administration, facilities, purchasing, legal and accounting) that were provided to the MEC Business. The costs of these transactions and services have been directly charged and/or allocated to the MEC Business using methods that management believes are reasonable. Such charges and allocations are not necessarily indicative of the costs that would have been incurred if the MEC Business had been a separate entity. All operating expenses in the financial statements relate to amounts paid by Mentor Medical Ltd and have been allocated to the MEC Business. In addition MEC Business employees participated in benefits plans provided by Mentor Medical Ltd, the cost of which is included as part of MEC Business operating expenses.

To the Board of Directors and Shareholders
of Coloplast A/S:
We have audited the accompanying Statements of Net Sales and Certain Costs and Expenses of the Male External Catheter Business of Coloplast Ltd. (the “Company”), for each of the two years in the period ended September 30, 2005. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Net Sales and Certain Costs and Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements of Net Sales and Certain Costs and Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Net Sales and Certain Costs and Expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statements of Net Sales and Certain Costs and Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 and are not intended to be a complete presentation of the Male External Catheter Business’ revenues and expenses.
In our opinion, the Statements of Net Sales and Certain Costs and Expenses referred to above present fairly, in all material respects, the net sales and certain costs and expenses described in Note 1 for the Male External Catheter Business of Coloplast Ltd. for each of the two years in the period ended September 30, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/ PRICEWATERHOUSECOOPERS STATSAUTORISERET REVISIONSAKTIESELSKAB
PricewaterhouseCoopers Statsautoriseret Revisionsaktieselskab
Copenhagen, Denmark
August 18, 2006

Male External Catheter Business of Coloplast A/S
Statement of Net Sales and Certain Costs and Expenses

			8 Month Period
	Years Ended		Ended May 30th
	September 30th		(unaudited)

	2004	2005	2006

	GBP ’000	GBP ’000	GBP ’000
Net Sales	4,616	4,317	2,771
Cost of Products Sold	2,473	1,830	1,017

Gross Margin	2,143	2,487	1,754

Certain Cost and Expenses:

Sales and Marketing	1,514	1,314	989
General and Administrative	294	235	220

Total Expenses	1,808	1,549	1,209

Excess of net sales over certain cost and expenses	335	938	545

The accompanying notes are an integral part of these statements.

Male External Catheter Business of Mentor Medical A/S
Notes to Statements
Note 1 Basis of Presentation
The company owns the rights to the urinsheath products in the UK which it manufactures and sells to hospitals and wholesalers and end users bases in the UK.
On June 2nd 2006 Rochester Medical Corp. acquired certain assets and rights relating to part of the male external catheter (“MEC”) business from Coloplast A/S. Historically these assets had until June 2nd 2006 been in the ownership of Coloplast Ltd.
Separate financial statements for the MEC Business Acquired by Rochester Medical Corp. (the “MEC Business”) were not historically prepared.
The accompanying statements, presented in British Pounds (“GBP”); were prepared to comply with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K to be filed by Rochester Medical Corporation and are not intended to be a complete presentation of Coloplast Ltd’s assets and liabilities nor its revenues and expenses. These statements are derived from Coloplast Ltd’s historical accounting records and using the accounting policies described in the summary of significant accounting policies below, which are in accordance with the accounting principles generally accepted in the United States. Throughout the period of these accounts the business was controlled by Coloplast Ltd.
Under the terms of the Acquisition Agreement, Rochester Medical Corp acquired intangible assets relating to the MEC Business of Coloplast Ltd. These intangible assets had a net book value of zero. Rochester Medical Corp. did not acquired accounts receivable, accounts payable and cash. All existing liabilities also remained with Coloplast Ltd.
Accordingly no balance sheet has been presented.
The MEC Business was not operated as a separate, discrete business of Coloplast Ltd and accordingly all financing and treasury functions were handled at Coloplast Ltd company level. Cash requirements of the business were provided entirely by Coloplast Ltd and cash generated by the MEC Business was remitted directly to Coloplast Ltd. Given these constraints, it is not possible to determine cash balances associated with the MEC Business. In addition, Coloplast Ltd was responsible for certain liabilities related to facilities, functions and services used by the MEC Business as well as other Coloplast Ltd businesses. It is not possible to allocate these shared liabilities to the MEC Business.
The Statement of Net Sales and Certain Costs and Expenses includes all revenues and costs directly attributable to the MEC Business, including costs for facilities, functions and services used by the MEC Business at sites shared with other Coloplast Ltd operations. The results of operations also includes costs for certain functions and services performed by Coloplast Ltd at the corporate level including officers and employees salaries, rent, depreciation, advertising, accounting and legal services which have been allocated to the MEC Business based on a relative percentage of sales in the MEC business to the total sales in Coloplast Ltd. The only costs excluded from the statement of Net Sales and Certain Costs and Expenses relate to certain corporate overhead, interest expenses and tax.

Statements of cash flows and statements of stockholders’ equity are not presented as Rochester Medical Corporation did not acquire all of the assets nor assume any liabilities of the MEC Business, and the preparation of such financial information is not practical given the nature of the Statements and the limited amount of information available.
All of the allocations and estimates in the Financial Statements are based on assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs that would have resulted if the MEC Business had been operated as a separate entity.
NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Use of estimates in the preparation of financial statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is recognized in accordance with SAB 101, Revenue Recognition in Financial Statements, as amended by SAB No. 104, Revenue Recognition. Revenue for sales of the MEC products is recognized when substantially all the risks and rewards of ownership have transferred to the customer, which occurs on the date of shipment.
Sales Returns
Sales returns are accounted for in accordance with SFAS 48 by establishing an accrual in an amount equal to management’s estimate of sales recorded for which the related products are expected to be returned. In all years the returns has been insignificant and accordingly no reserve has been established.
Cost of Products Sold
The costs of products sold include the cost of acquisition and shipping and handling costs.
Expenses
Expenses have been allocated to the MEC Business based on a relative percentage of sales in the MEC business to the total sales in Coloplast Ltd and Coloplast Medical Ltd.
Concentration of Credit Risk
During 2005 customer A, B and C accounted for 8.6%, 5.7% and 5.3% of revenues, respectively. During 2004 customer A accounted for 8.8% of revenues. During the 8 months period ended June 2, 2006 customer A, C, D accounted for 7.3%, 6.2% and 5.3%.

NOTE 3—RELATED PARTY TRANSACTIONS:
The financial statements include significant transactions with Coloplast Ltd involving transactions and services (cash management, administration, facilities, purchasing, legal and accounting) that were provided to the MEC Business. The costs of these transactions and services have been directly charged and/or allocated to the MEC Business using methods that management believes are reasonable. Such charges and allocations are not necessarily indicative of the costs that would have been incurred if the MEC Business had been a separate entity. All operating expenses in the financial statements relate to amounts paid by Coloplast Ltd and have been allocated to the MEC Business. In addition MEC Business employees participated in benefits plans provided by Coloplast Ltd, the cost of which is included as part of MEC Business operating expenses.

Rochester Medical Corporation
Coloplast A/S and Mentor Medical Limited
PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS
(Unaudited)
On June 2, 2006, Rochester Medical Corporation (the “Company”), through its subsidiary Rochester Medical Limited, completed the acquisition of certain assets of Coloplast A/S (“Coloplast”) and Mentor Medical Limited (“MML”), pursuant to an agreement dated May 17, 2006. The Company paid a cash purchase price of $9.3 million at closing, and agreed to pay an additional $5.3 million in five equal installments over five years. As provided in the Agreement, the Company acquired certain assets, including certain trademarks, related to sales of Male External Catheters (“MECs”) in the United Kingdom. The assets also include MML’s sales offices and warehouse facility in Lancing, England. The Company also purchased approximately $160,000 of inventory to be sold in the United Kingdom.
On June 2, 2006, the Company separately completed the acquisition of certain assets owned and used by Mentor Corporation (“Mentor”) in its silicone MEC business. Pursuant to the Asset Purchase Agreement, the Company paid $750,000 for certain equipment and other tangible assets in Mentor’s facility in Anoka, Minnesota, and purchased certain inventory, work-in-progress and raw materials for the production of silicone MECs for approximately $879,000; the Company also leased the Anoka facility from Mentor for a minimum of six months following the closing of the transaction. Upon the closing of the transactions, the existing Supply Agreement, Foley Catheter Sales and Distribution Agreement and MEC License and Sales Distribution Agreement (including, but not limited to the Patent License and Technology License thereunder) between the Company and Mentor were terminated.
Coloplast and the Company also entered into a separately negotiated Private Label Distribution Agreement under which the Company will supply silicone MECs to Coloplast, which will be sold under Coloplast’s brands worldwide excepting the United Kingdom. The Private Label Distribution Agreement specifies annual minimum purchases of silicone MECs by Coloplast. Coloplast will also supply the Company with its requirement of latex MECs which the Company will sell in the United Kingdom under its newly acquired Freedom ® and Freedom Plus ® brands. These pro forma combined condensed financial statements do not include any historical information regarding this Private Label Distribution Agreement.
The unaudited pro forma combined condensed balance sheet as of June 2, 2006, is based on the individual balance sheet of Rochester Medical Corporation and the acquired assets from Coloplast and MML and prepared as if the acquisition of assets had occurred on June 2, 2006. The unaudited pro forma combined condensed statements of operations for the eight months ended June 2, 2006 and for the 12 months ended September 30, 2005 were prepared as if the acquisition of assets had occurred on October 1, 2004.
The unaudited pro forma adjustments are based upon available information and assumptions that Rochester Medical Corporation believes are reasonable. The unaudited pro forma combined condensed financial statements and related notes thereto should be read in conjunction with Rochester Medical Corporation’s historical financial statements as previously filed on the Company’s Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission on December 22, 2005 and the Quarterly Report on Form 10-Q for the nine months ended June 30, 2006, filed with the Securities and Exchange Commission on August 14, 2006.

These unaudited pro forma combined condensed financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of assets been consummated as of October 1, 2004 for the unaudited combined condensed pro forma statements of operations and as of June 2, 2006 for the unaudited combined condensed pro forma balance sheet.
Rochester Medical Corporation
Pro Forma Combined Condensed Balance Sheet
As of June 2, 2006
(Unaudited)

	Rochester	Coloplast/			Pro Forma
	Medical	MML	Pro Forma		Combined
	(Historical)	(Historical)	Adjustments		Condensed
Assets
Current Assets
Cash and equivalents	$8,043,088		$(6,610,633	) (a)	$1,432,455
Marketable securities	—				0
Accounts receivable	3,358,680				3,358,680
Inventories	4,343,166	159,868		(b)	4,503,034
Prepaid expenses and other assets	568,817				568,817
Deferred income tax asset	21,000				21,000

Total current assets	16,334,751	159,868	(6,610,633)		9,883,986
Property and equipment, net	7,832,683	1,240,092		(c)	9,072,775
Deferred income tax asset	433,000				433,000
Intangible assets	270,061		12,998,803	(d)	13,268,864

	$24,870,495	$1,399,960	$6,388,170		$32,658,625

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$718,195				$718,195
Accrued expenses	589,477				589,477
Current maturities of debt	34,000		1,631,361	(e)	1,665,361
Current maturities of capital leases	41,303				41,303
Deferred revenue	157,143				157,143

Total current liabilities	1,540,118	—	1,631,361		3,171,479
Long-term debt
Long term debt, less current maturities	34,000	—	7,772,737	(f)	7,806,737
Capital leases, less current maturities	36,237				36,237
Deferred revenue	459,524				459,524

Total long term debt	529,761	—	7,772,737		8,302,498
Stockholders’ equity	21,184,648				21,184,648

	$23,254,527	$—	$9,404,098		$32,658,625

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

Rochester Medical Corporation
Pro Forma Combined Condensed Statement of Operations
For the Year Ended September 30, 2005
(Unaudited)

	Rochester	Mentor	Coloplast	Pro		Pro Forma
	Medical	Medical Ltd	A/S	Forma		Combined
	(Historical)	(Historical)	(Historical)	Adjustments		Condensed
Sales	$15,941,649	$1,652,050	$7,986,450	$(2,262,175	) (g)	$23,317,974
Cost of sales	10,330,113	619,750	3,385,500	(3,618,217	) (h)	10,717,146

Gross profit	5,611,536	1,032,300	4,600,950	1,356,042		12,600,828
	35%	62%	58%			54%
Selling, General and Administrative expenses	5,254,734	447,700	2,865,650			8,568,084
Amortization of Intangible Assets				575,000	(i)	575,000

Total operating expenses	5,254,734	447,700	2,865,650	575,000		9,143,084

Income from operations	356,802	584,600	1,735,300	781,042		3,457,744
Other income (expense)
(Loss) on Sale of Investments	—	—	—	(103,532	) (j)	(103,532)
Interest income	138,694			(123,625	) (k)	15,069
Interest (expense)	(15,069)	—	—	(625,586	) (l)	(640,655)

Net income before income taxes	480,427	584,600	1,735,300	(71,701)		2,728,626
Income tax benefit	454,000			777,000	(m)	1,231,000
Income tax expense		—	—	(393,000	) (n)	(393,000)

Net income	$934,427	$584,600	$1,735,300	$312,299		$3,566,626

Earnings per common share — Basic	$0.17					$0.65

Earnings per common share — Diluted	$0.16					$0.62

Shares in per share computation Basic	5,466,123					5,466,123

Shares in per share computation Diluted	5,714,615					5,714,615

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

Rochester Medical Corporation
Pro Forma Combined Condensed Statement of Operations
For the Eight Months Ended June 2, 2006
(Unaudited)

	Rochester	Mentor	Coloplast	Pro	Pro Forma
	Medical	Medical Ltd	A/S	Forma	Combined
	(Historical)	(Historical)	(Historical)	Adjustments	Condensed
Sales	$12,671,963	$1,080,400	$5,126,350	$(1,237,867)	$17,640,846
Cost of sales	8,446,566	392,200	1,881,450	(2,102,619)	8,617,597

Gross profit	4,225,397	688,200	3,244,900	864,752	9,023,249
Selling, General and Administrative expenses	4,061,590	251,600	2,236,650		6,549,840
Amortization of Intangible Assets				383,333	383,333

Total operating expenses	4,061,590	251,600	2,236,650	383,333	6,933,173

Income from operations	163,807	436,600	1,008,250	481,419	2,090,076
Other income (expense)
(Loss) on Sale of Investments	(103,532)	—	—	103,532	—
Interest income	177,509			(165,000)	12,509
Interest (expense)	(6,642)	—	—	(351,703)	(358,345)

Net income before income taxes	231,142	436,600	1,008,250	233,248	1,744,240
Income tax benefit/(expense) — Net	—	—	—	(177,000)	(177,000)

Net income	$231,142	$436,600	$1,008,250	$56,248	$1,567,240

Earnings per common share — Basic	$0.04				$0.28

Earnings per common share — Diluted	$0.04				$0.27

Shares in per share computation Basic	5,531,505				5,531,505

Shares in per share computation Diluted	5,782,113				5,782,113

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

ROCHESTER MEDICAL CORPORATION
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(Unaudited)
1. Basis of Pro Forma Presentation
On June 2, 2006, the Company, through its subsidiary Rochester Medical Limited, completed the acquisition of certain assets of Coloplast A/S (“Coloplast”) and Mentor Medical Limited (“MML”), pursuant to an agreement dated May 17, 2006. The unaudited pro forma combined condensed statements of operations for the year ended September 30, 2005 and the eight months ended June 2, 2006 give effect to the acquisition of assets as if it had occurred on October 1, 2004. The unaudited pro forma combined condensed balance sheet as of June 2, 2006 is based on the individual balance sheet of the Company and the acquired assets and prepared as if the acquisition of assets had occurred on June 2, 2006. The unaudited pro forma information is based on the historical financial statements of Rochester Medical Corporation and those of Coloplast/MML, as described in the pro forma financial statements, under the purchase method of accounting and, accordingly, the respective assets acquired and liabilities assumed have been recorded at their fair market value and consolidated into the net assets of Rochester Medical Corporation.
A third party valuation specialist assisted the Company with the valuation of the identified intangible assets. The valuation remains preliminary and subject to change. The preliminary results indicate an allocation of $8.7 million to identifiable intangibles, which will be amortized over periods ranging from 5 to 20 years.
A valuation specialist also assisted in the valuation of property, plant and equipment totaling $2 million in fair value.
Based upon the preliminary purchase price allocation, the total purchase price exceeded the net assets acquired when adjusted to fair market value and resulted in goodwill in the pro forma combined condensed financial information of approximately $3.8 million. The purchase price allocation is considered preliminary, largely due the fact of the close proximity of the closing date (June 2, 2006) to quarter end. Specific reasons causing the purchase price to be preliminary are: 1) finalization of the third party valuation, 2) finalization of the purchase price adjustments. As the Company completes its post-closing review and valuation of the asset acquisition, the allocation of the purchase price may change.
The results of operations of Coloplast and MML are not necessarily indicative of the results expected by Rochester Medical Corporation. Pro forma statements of operations are not indicative of the results of the Company’s operations on a going forward basis because it necessarily excludes various operating expenses.
2. Pro Forma Adjustments
Adjustments have been made to the unaudited pro forma combined condensed financial information to reflect the following:
(a) Balance Sheet adjustment to record cash used by Rochester Medical to fund the purchase of assets from Coloplast/MML. Operating cash used was $6,611,000.

(b) As part of the purchase agreement with Coloplast, Rochester Medical Ltd agreed to purchase approximately $478,000 worth of inventory. As of June 2, 2006, Rochester Medical Ltd purchased approximately $160,000 worth of inventory.
(c) As part of the purchase agreement with Coloplast, Rochester Medical Ltd purchased property, plant and equipment with a preliminary fair value of approximately $1,240,000. A third party valuation specialist assisted the Company with these preliminary values.
(d) Balance Sheet adjustment to record intangible assets including goodwill for $12,999,000. A third party valuation specialist assisted the Company with the calculation of this value. The valuation of the goodwill and intangible assets is considered preliminary.
(e) Balance Sheet adjustment to record current maturities of debt assumed to fund the purchase of assets from Coloplast in the amount of $1,631,000. See notes 3 and 4 below.
(f) Balance Sheet adjustment to record long term debt less current maturities of debt assumed to fund the purchase of assets from Coloplast in the amount of $7,773,000. See notes 3 and 4 below.
(g) Statement of Operations adjustment to sales to eliminate intercompany sales between Rochester Medical Corporation, Coloplast, Mentor Corporation and MML. The intercompany sales were both added and eliminated in the adjustments. The following sales transactions were eliminated: Sales of Transfix products from Rochester Medical Corporation to MML. Sales of Clear Advantage products from Rochester Medical Corporation to Mentor Corporation. Sales of Clear Advantage and Freedom and Freedom Plus products from Mentor Corporation to Coloplast.
(h) Statement of Operations adjustment to cost of sales to eliminate intercompany cost of sales between Rochester Medical Corporation, Coloplast, Mentor Corporation and Mentor Medical Limited. The intercompany cost of sales were both added and eliminated in the adjustments. The following cost of sales transactions were eliminated: Cost of sales of Transfix from Rochester Medical Corporation to MML. Cost of sales of Clear Advantage from Rochester Medical Corporation to Mentor Corporation. Cost of sales of Clear Advantage and Freedom and Freedom Plus from Mentor Corporation to Coloplast. See note (g) above.
(i) Statement of Operations adjustment for estimated amortization of intangible assets based on preliminary valuation.
(j) Statement of Operations adjustment to other income to reflect the loss on sale of investments used to fund the acquisition of assets from Coloplast. Investments were traditionally held to maturity but were liquidated to fund the acquisition.
(k) Statement of Operations adjustment to eliminate interest income. See (j) above.
(l) Statement of Operations adjustment of interest expense to reflect additional long term debt associated with the acquisition of assets from Coloplast. See notes (e) and (f) above.
(m) Statement of Operations adjustment of income tax benefit to reflect management’s revised and increased estimates of future taxable income on the parent company’s books.
(n) Statement of Operations adjustment of pro forma income taxes at the effective tax rate to reflect the estimated income taxes payable in the United Kingdom.

3. On June 2, 2006, in conjunction with the financing of the transactions between the Company, Mentor, and Coloplast, the Company entered into a $7,000,000 credit facility with U.S. Bank National Association. The new credit facility consists of a $5,000,000 term loan payable in five years and accruing interest at a rate equal to the quoted one-month LIBOR rate plus 1.60% as of the date of the loan, and a revolving line of credit of up to $2,000,000, maturing annually beginning March 31, 2007, with interest payable monthly at a floating rate based on the quoted one-month LIBOR rate plus 1.60%. The proceeds were used fund the acquisition.
4. On June 2, 2006, the Company, through its subsidiary Rochester Medical Limited , completed the acquisition of certain assets from Coloplast/MML for a cash purchase price of $9.3 million at closing, and agreed to pay an additional $5.3 million in equal installments over five years to Coloplast with an imputed interest rate of 6.9%.
5. Explanation of the Impracticality of Preparing Full Financial Statements for the Acquired Business
The accompanying audited financial statements of assets acquired of the acquired business as of June 2, 2006 and audited statements of revenues and direct expenses of the acquired business for the two years ended September 30, 2005 and the eight month period from October 1, 2005 to June 2, 2006 do not represent full financial statements as they do not include information related to the operating, investing and financing cash flows and other information that would constitute full financial statements.
In the view of management, preparation of full financial statements would be impractical because the operations were carved out of larger operations within Coloplast and Mentor Corporation. The businesses acquired from Coloplast and MML were not operated as a separate, distinct business. No separate, audited financial statements of the acquired business have ever been prepared. Additionally, management understands that neither Coloplast nor Mentor Corporation has maintained the distinct and separate accounts necessary to present the full financial statements for the acquired businesses.
6. Information related to the Operating, Investing and Financing Cash Flows of the Acquired Business
In the view of management, no meaningful information is available regarding the operating, investing and financing cash flows of the acquired business because the operations were carved out of larger operations within Coloplast and Mentor Corporation . The businesses acquired from Coloplast and MML were not operated as a separate, distinct business. No separate, audited financial statements of the acquired business have ever been prepared. Additionally, management understands that neither Coloplast nor Mentor has maintained the distinct and separate accounts necessary to present the operating, investing and financing cash flows for the acquired business.
7. Forward-looking information
Rochester Medical Corporation does not expect significant growth in revenues beyond the historical results of Coloplast/MML. However, the Company does anticipate that acquisition will contribute favorably to both the gross margin and the bottom line results of the Company’s consolidated results going forward. The Company expects annual revenues generated from the assets acquired in the United Kingdom to be in the range of $8 to $9 million. The historical operating expenses as reported are significantly more than the Company intends to incur going forward. The Company expects net income from the assets acquired in the United Kingdom to be in the range of $2 to $3 million for the fiscal year ending September 30, 2007, although actual results could materially differ.

•	This filing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , relating to future business expectations and predictions and financial condition and results of operations of Rochester Medical Corporation and the acquired business. Such forward-looking statements may be identified by the use of terminology such as “believe,” “may,” “will,” “expect,” “anticipate,” “predict,” “intend,” “designed,” “estimate,” “should” or “continue” or the negatives thereof or other variations thereon or comparable terminology. Such forward-looking statements involve known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: the uncertainty of market acceptance of new product introductions; the uncertainty of gaining new strategic relationships; the uncertainty of timing of revenues from private label sales (particularly with respect to international customers); the uncertainty of successfully integrating and growing the Company’s new UK operations; FDA and other regulatory review and response times; the securing of Group Purchasing Organization contract participation; the uncertainty of reaching a satisfactory resolution of the current disagreements regarding contract terms and legal fees with the Company’s private label distributor for its hydrophilic intermittent catheters and any resulting effect on sales or liquidity; the uncertainty of the marketplace effects resulting from the Mentor Urology transaction; and other risk factors listed from time to time in the Company’s SEC reports, including, without limitation, the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005.